UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 05877

BNY Mellon Strategic Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/19

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Strategic Municipal Bond Fund, Inc.

ANNUAL REPORT November 30, 2019

BNY Mellon Strategic Municipal Bond Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Strategic Municipal Bond Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Strategic Municipal Bond Fund, Inc. (formerly, Dreyfus Strategic Municipal Bond Fund, Inc.), covering the 12-month period from December 1, 2018 through November 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns over slowing global growth persisted, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending. Near the end of the period, an announcement by President Trump that the first phase of a trade deal with China had been achieved sent U.S. markets to record highs.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. After taking into account the 25-basis-point increase in December 2018, there was a net decrease of 50 basis points in the federal funds rate during the reporting period. Rates across much of the Treasury curve saw a slight increase during the month of November. However, demand for fixed-income instruments during much of the reporting period was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
December 16, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2018 through November 30, 2019, as provided by Daniel Rabasco and Jeffrey Burger, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended November 30, 2019, BNY Mellon Strategic Municipal Bond Fund, Inc. (formerly ‘Dreyfus Strategic Municipal Bond Fund, Inc.’) achieved a total return of 10.64% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.42 per share, which reflects a distribution rate of 5.13%.2

During the reporting period, municipal bonds benefited from strong supply-and-demand dynamics. The fund’s performance was driven in part by its longer duration and by security selection in certain sectors.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent believed by BNY Mellon Investment Adviser, Inc. to be consistent with the preservation of capital. In pursuing this goal, the fund invests at least 80% of its assets in municipal bonds. Under normal market conditions, the weighted average maturity of the fund’s portfolio is expected to exceed 10 years. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc.

The fund also has issued auction-rate preferred stock (ARPS), a percentage of which remains outstanding from its initial public offering, and has invested the proceeds in a manner consistent with its investment objective. This, along with the fund’s participation in secondary, inverse floater structures, has the effect of “leveraging” the portfolio, which can magnify gain and loss potential depending on market conditions.

Over time, many of the fund’s older, higher-yielding bonds have matured or were redeemed by their issuers. We have attempted to replace those bonds with investments consistent with the fund’s investment policies. We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually look to sell bonds that are close to their optional redemption date or maturity.

Strong Demand and a Reach for Yield Drove the Market

The municipal bond market benefited from a variety of factors during the reporting period, including strong demand and slowing economic momentum, due in part to concerns about trade tensions and a relaxing of what had been a hawkish stance by the Federal Reserve. This led the central bank to cut the federal funds rate by a quarter point three times during the reporting period. A flight to quality, driven by concerns about global growth and Brexit, was also advantageous.

Throughout the reporting period, the municipal bond market benefited from robust demand from investors in states with high income-tax rates. These investors began moving increasingly into municipal bonds in 2019 as a way to shelter income from federal taxes. The Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”) capped the federal deductibility of state and local taxes, increasing the tax burden for many in high-tax states.

While retail demand drove the market, life insurance companies also increased their activity in the market, especially at the long end of the curve. Banks, on the other hand, continued to pull back, in part because the 2017 cut in the corporate tax rate made tax-exempt municipal bonds less attractive.

The performance of the market was driven largely by demand for yield. Investors favored longer-term issues, causing the municipal bond yield curve to flatten during the period. The quest for yield also caused lower-quality issues to outperform higher-quality issues.

Supply increased somewhat during the reporting period, especially in November 2019, but its composition reflected the impact of the 2017 Tax Act. In the past, advance refunding issues allowed

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

issuers to replace higher-yielding, tax-exempt debt with lower- yielding, tax-exempt debt. The 2017 Tax Act prohibited these advance refunding issues; however, some entities took advantage of low yields by issuing taxable debt instead of tax-exempt debt.

Generally, fundamentals in the municipal bond market remained healthy during the reporting period. Steady but slower economic growth supported tax revenues, fiscal balances and “rainy day” funds. Some issuers even made larger contributions to their pension funds, improving their funded status.

Duration and Security Selection Supported Fund Results

The fund’s performance was supported by its longer duration and its yield curve positioning, as longer bonds outperformed during the period. Positions in certain tobacco-securitizations, in charter schools and in water and sewer bonds also benefited the fund’s performance, as did holdings of Illinois general obligation bonds. Asset allocation strategies, on the other hand, produced a largely neutral effect.

On the other hand, some of the holdings weighed to a degree on the fund’s results. Most notably, exposure to Puerto Rico bonds insured by AGM and rated A2/AA hindered performance. Holdings of special tax bonds also detracted from the fund’s returns. The fund made use of derivatives early in the reporting period, shorting Treasury futures in order to hedge the fund’s longer duration; however, this position contributed little to performance. Later in the period, the fund shorted Treasury futures to hedge the duration of newly created tender option bond programs which aimed to add yield to the portfolio.

A Constructive Investment Posture

The economy remains strong, employment continues to be robust, and we expect this to continue into 2020. This has enabled states to bolster their reserves, improving their fiscal condition; however, several states continue to face the longer term challenge of unfunded pension liabilities.

Demand for municipal bonds is likely to remain strong, driven by the cap on federal deductibility of state and local taxes, and supply is likely to remain manageable. We expect to keep the fund’s duration long versus the market, and we will continue to overweight revenue bonds and focus on security selection, emphasizing undervalued issues and relying on our credit research capabilities. In particular, we have been emphasizing positions in the power, multifamily, retirement and health care sectors.

December 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through May 1, 2020, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund may, but is not required to, use derivative instruments, such as options, futures, options on futures, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

SELECTED INFORMATION

November 30, 2019 (Unaudited)

Market Price per share November 30, 2019		$ 8.19
Shares Outstanding November 30, 2019		49,411,062
New York Stock Exchange Ticker Symbol		DSM
MARKET PRICE (NEW YORK STOCK EXCHANGE)
		Fiscal Year Ended November 30, 2019
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	February 28, 2019	May 31, 2019	August 31, 2019	November 30, 2019
High	$7.60	$8.00	$8.61	$8.74
Low	6.90	7.56	7.88	7.99
Close	7.60	7.96	8.60	8.19
PERCENTAGE GAIN (LOSS) based on change in Market Price†
November 22, 1989 (commencement of operations) through November 30, 2019				495.08%
December 1, 2009 through November 30, 2019				103.70
December 1, 2014 through November 30, 2019				38.88
December 1, 2018 through November 30, 2019				21.12
March 1, 2019 through November 30, 2019				12.02
June 1, 2019 through November 30, 2019				5.53
September 1, 2019 through November 30, 2019				(3.56)

NET ASSET VALUE PER SHARE
November 22, 1989 (commencement of operations)				$9.32
November 30, 2018				7.91
February 28, 2019				8.00
May 31, 2019				8.25
August 31, 2019				8.45
November 30, 2019				8.30
PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
November 22, 1989 (commencement of operations) through November 30, 2019				547.09%
December 1, 2009 through November 30, 2019				97.32
December 1, 2014 through November 30, 2019				29.56
December 1, 2018 through November 30, 2019				10.64
March 1, 2019 through November 30, 2019				7.84
June 1, 2019 through November 30, 2019				3.19
September 1, 2019 through November 30, 2019				(0.53)
† With dividends reinvested.

STATEMENT OF INVESTMENTS

November 30, 2019

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 1.0%
Collateralized Municipal-Backed Securities - 1.0%
Arizona Industrial Development Authority, Revenue Bonds, Ser. 2019-2	3.63	5/20/2033	1,298,220		1,433,209
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificate, Revenue Bonds, Ser. M048	3.15	1/15/2036	2,500,000		2,666,350
Total Bonds and Notes (cost $3,943,064)			4,099,559

Long-Term Municipal Investments - 153.9%
Alabama - 5.2%
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	5.50	6/1/2030	1,800,000		2,053,494
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	6.00	6/1/2050	2,750,000		3,105,410
Jefferson County, Revenue Bonds, Refunding, Ser. F	0.00	10/1/2046	6,000,000	[a]	5,789,100
The Lower Alabama Gas District, Revenue Bonds, Ser. A	5.00	9/1/2046	5,000,000		7,049,350
University of Alabama at Birmingham, Revenue Bonds, Ser. B	4.00	10/1/2036	2,745,000		3,161,718
				21,159,072
Arizona - 3.7%
Arizona Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.25	7/1/2047	1,500,000	[b]	1,635,510
Tender Option Bond Trust Receipts (Series 2018-XF2537), (Salt Verde Financial Corporation, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	14.53	12/1/2037	4,550,000	[b,c,d]	6,026,802
The Phoenix Industrial Development Authority, Revenue Bonds (Legacy Traditional Schools Project) Ser. A	6.75	7/1/2044	1,000,000	[b]	1,152,780

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.9% (continued)
Arizona - 3.7% (continued)
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Obligated Group Projects)	5.00	7/1/2045	1,000,000	[b]	1,066,510
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Obligated Group Projects) Ser. A	5.00	7/1/2046	2,000,000	[b]	2,131,980
The Pima County Industrial Development Authority, Revenue Bonds (American Leadership Academy Project)	5.00	6/15/2047	1,500,000	[b]	1,548,555
The Pima County Industrial Development Authority, Revenue Bonds (American Leadership Academy Project)	5.00	6/15/2052	1,500,000	[b]	1,543,065
				15,105,202
California - 8.7%
California, GO	6.00	3/1/2033	2,250,000		2,276,775
California Public Finance Authority, Revenue Bonds, Ser. A	5.00	7/1/2037	700,000	[b]	704,760
Golden Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2047	1,000,000		1,028,910
San Buenaventura, Revenue Bonds (Community Memorial Health System)	7.50	12/1/2041	1,500,000		1,651,605
Tender Option Bond Trust Receipts (Series 2016-XM0379), (Los Angeles Department of Water & Power, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	15.16	7/1/2043	5,000,000	[b,c,d]	5,468,400
Tender Option Bond Trust Receipts (Series 2016-XM0387), (Los Angeles Department of Airports, Senior Revenue Bonds (Los Angeles International Airport)) Non-recourse, Underlying Coupon Rate (%) 5.00	14.95	5/15/2038	6,000,000	[b,c,d]	6,634,695
Tender Option Bond Trust Receipts (Series 2016-XM0390), (The Regents of the University of California, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	15.16	5/15/2036	6,260,000	[b,c,d]	7,022,953

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.9% (continued)
California - 8.7% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0440), (Los Angeles Department of Airports, Revenue Bonds, Refunding (Los Angeles International Airport)) Recourse, Underlying Coupon Rate (%) 5.00	15.13	5/15/2031	5,247,500	[b,c,d]	5,337,459
Tender Option Bond Trust Receipts (Series 2019-XF2838), (San Francisco California City & County Airports Community International Airport, Revenue Bonds, Refunding) Recourse, Underlying Coupon Rate (%) 4.00	11.01	5/1/2050	5,190,000	[b,c,d]	5,731,465
				35,857,022
Colorado - 5.3%
Belleview Station Metropolitan District No. 2, GO, Refunding	5.13	12/1/2046	2,375,000		2,489,214
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, Refunding (Johnson & Wales University) Ser. B	5.00	4/1/2031	2,685,000		2,898,458
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2048	2,300,000		2,716,852
Dominion Water & Sanitation District, Revenue Bonds	6.00	12/1/2046	3,210,000		3,433,512
Sterling Ranch Community Authority Board, Revenue Bonds (Insured; Municipal Government Guaranteed) Ser. A	5.00	12/1/2047	1,250,000		1,292,350
Tender Option Bond Trust Receipts (Series 2016-XM0385), (Board of Governors of the Colorado State University, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	15.01	3/1/2038	4,960,000	[b,c,d]	5,378,339
Tender Option Bond Trust Receipts (Series 2019-XM0767), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health)) Recourse, Underlying Coupon Rate (%) 4.00	10.86	8/1/2049	3,275,000	[b,c,d]	3,572,774
				21,781,499
Connecticut - .5%
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. A1	3.65	11/15/2032	2,000,000		2,147,380

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.9% (continued)
District of Columbia - 4.0%
Tender Option Bond Trust Receipts (Series 2016-XM0437), (District of Columbia, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	15.04	12/1/2035	14,834,680	[b,c,d]	16,267,000
Florida - 12.2%
Atlantic Beach, Revenue Bonds (Fleet Landing Project) Ser. A	5.00	11/15/2053	2,500,000		2,820,300
Florida Higher Educational Facilities Financial Authority, Revenue Bonds (Ringling College Project)	5.00	3/1/2049	2,000,000		2,350,960
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (St. Leo University Project)	5.00	3/1/2049	4,000,000		4,480,640
Lee County Industrial Development Authority, Revenue Bonds (Shell Point/Waterside Health Obligated Group)	5.00	11/15/2049	1,540,000		1,766,426
Mid-Bay Bridge Authority, Revenue Bonds, Ser. A	7.25	10/1/2021	5,000,000	[e]	5,537,450
Palm Beach County Health Facilities Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group)	5.50	11/15/2020	6,825,000	[e]	7,100,048
Palm Beach County Health Facilities Authority, Revenue Bonds (Adult Communities Total Services Communities Obligated Group)	5.00	11/15/2045	5,775,000		6,650,894
Palm Beach County Health Facilities Authority, Revenue Bonds (Lifespace Communities Obligated Group) Ser. B	4.00	5/15/2053	2,000,000		2,060,640
St. Johns County Industrial Development Authority, Revenue Bonds, Refunding (Presbyterian Retirement Communities Project) Ser. A	6.00	8/1/2020	3,500,000	[e]	3,610,005
Tender Option Bond Trust Receipts (Series 2019-XF0813), (Fort Myers Florida Utility, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 4.00	11.18	10/1/2049	2,980,000	[b,c,d]	3,310,169
Tender Option Bond Trust Receipts (Series 2019-XF2840), (Broward County Florida Port Facilities, Revenue Bonds, Ser. B) Recourse, Underlying Coupon Rate (%) 4.00	10.78	9/1/2049	4,100,000	[b,c,d]	4,452,754

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.9% (continued)
Florida - 12.2% (continued)
Tender Option Bond Trust Receipts (Series 2019-XM0782), (Palm Beach County Florida Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)) Recourse, Underlying Coupon Rate (%) 4.00	11.13	8/15/2049	5,535,000	[b,c,d]	6,043,378
				50,183,664
Georgia - 5.2%
Atlanta, Revenue Bonds, Ser. D	3.50	11/1/2028	900,000	[b]	945,981
Tender Option Bond Trust Receipts (Series 2016-XM0435), (Private Colleges and Universities Authority, Revenue Bonds, Refunding (Emory University)) Recourse, Underlying Coupon Rate (%) 5.00	15.05	10/1/2043	6,000,000	[b,c,d]	6,744,495
Tender Option Bond Trust Receipts (Series 2019-XF2847), (Municipal Electric Authority of Georgia, Revenue Bonds (Plant Vogtle Unis 3&4 Project) Ser. A) Recourse, Underlying Coupon Rate (%) 5.00	14.86	1/1/2056	2,720,000	[b,c,d]	3,140,628
Tender Option Bond Trust Receipts (Series 2019-XM0766), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta)) Recourse, Underlying Coupon Rate (%) 4.00	11.33	7/1/2049	4,450,000	[b,c,d]	4,938,470
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.25	7/1/2040	1,000,000		1,175,890
The Burke County Development Authority, Revenue Bonds, Refunding (Oglethorpe Power Corp.) Ser. D	4.13	11/1/2045	4,200,000		4,476,486
				21,421,950
Hawaii - 1.3%
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Hawaiian Electric Co.)	4.00	3/1/2037	2,500,000		2,692,475
Hawaii Pacific Health, Revenue Bonds, Ser. B	5.63	7/1/2020	2,500,000	[e]	2,564,225
				5,256,700
Illinois - 14.5%
Chicago, GO, Refunding, Ser. A	6.00	1/1/2038	3,000,000		3,607,230
Chicago, GO, Refunding, Ser. C	5.00	1/1/2024	1,265,000		1,390,159

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.9% (continued)
Illinois - 14.5% (continued)
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2033	1,250,000		1,448,525
Chicago Board of Education, GO, Refunding, Ser. B	5.00	12/1/2032	400,000		469,636
Chicago Board of Education, GO, Refunding, Ser. B	5.00	12/1/2031	500,000		589,205
Chicago II, GO, Ser. A	5.50	1/1/2049	3,000,000		3,544,980
Chicago O'Hare International Airport, Revenue Bonds	5.63	1/1/2035	580,000		606,175
Chicago O'Hare International Airport, Revenue Bonds	5.63	1/1/2021	2,420,000	[e]	2,536,450
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2048	4,000,000		4,725,200
Chicago Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2039	2,330,000		2,583,574
Illinois, GO, Refunding, Ser. A	5.00	10/1/2029	2,000,000		2,323,780
Illinois, GO, Ser. A	5.00	5/1/2038	2,850,000		3,216,539
Illinois, GO, Ser. C	5.00	11/1/2029	5,500,000		6,264,060
Illinois Finance Authority, Revenue Bonds, Refunding (Plymouth Place)	5.25	5/15/2045	1,000,000		1,067,710
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Expansion Project) Ser. A	5.00	6/15/2053	2,500,000		2,714,350
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	2,500,000	[f]	1,425,375
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Project) Ser. B	5.00	6/15/2052	3,550,000		3,712,022
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Project) Ser. B	5.00	12/15/2028	2,500,000		2,672,175
Railsplitter Tobacco Settlement Authority, Revenue Bonds	6.00	6/1/2021	3,600,000	[e]	3,856,284
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago)) Non-recourse, Underlying Coupon Rate (%) 5.00	15.01	10/1/2040	9,000,000	[b,c,d]	10,489,095
				59,242,524

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 153.9% (continued)
Indiana - 1.0%
Indiana Finance Authority, Revenue Bonds (Parkview Health System Obligated Group) Ser. A	5.00	11/1/2043	3,500,000	4,212,250
Iowa - 1.4%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.25	12/1/2025	5,125,000	5,572,156
Kentucky - 1.5%
Christian County, Revenue Bonds, Refunding (Jennie Stuart Medical Center Obligated Group)	5.50	2/1/2044	2,800,000	3,135,888
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	6/1/2025	2,560,000	2,839,168
				5,975,056
Louisiana - 2.9%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Refunding (Westlake Chemical Corp. Project)	3.50	11/1/2032	2,400,000	2,529,456
Tender Option Bond Trust Receipts (Series 2018-XF2584), (Louisiana Public Facilities Authority, Hospital Revenue Bonds (Franciscan Missionaries of Our Lady Health System Project)) Non-recourse, Underlying Coupon Rate (%) 5.00	14.72	7/1/2047	8,195,000	[b,c,d] 9,445,090
				11,974,546
Maine - .5%
Maine Health & Higher Educational Facilities Authority, Revenue Bonds (Maine General Medical Center Obligated Group)	7.50	7/1/2032	2,000,000	2,173,480
Maryland - 2.0%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds (Adventist Healthcare Obligated Group) Ser. A	5.50	1/1/2046	3,250,000	3,795,025
Tender Option Bond Trust Receipts (Series 2016-XM0391), (Mayor & City Council of Baltimore, Revenue Bonds, Refunding (Water Projects)) Non-recourse, Underlying Coupon Rate (%) 5.00	14.98	7/1/2042	4,000,000	[b,c,d] 4,485,450
				8,280,475

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.9% (continued)
Massachusetts - 9.3%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (UMass Memorial Health Care Obligated Group) Ser. K	5.00	7/1/2038	2,130,000		2,487,584
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	1,000,000		1,238,570
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. I	7.25	1/1/2021	1,505,000	[e]	1,603,367
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. I	7.25	1/1/2021	995,000	[e]	1,060,033
Tender Option Bond Trust Receipts (Series 2016-XM0368), (Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Harvard University)) Non-recourse, Underlying Coupon Rate (%) 5.25	16.02	2/1/2034	10,000,000	[b,c,d]	10,471,350
Tender Option Bond Trust Receipts (Series 2016-XM0372), (Massachusetts, GO) Non-recourse, Underlying Coupon Rate (%) 5.00	15.01	4/1/2027	6,400,000	[b,c,d]	6,722,704
Tender Option Bond Trust Receipts (Series 2016-XM0386), (University of Massachusetts Building Authority, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	14.99	5/1/2043	7,409,991	[b,c,d]	8,196,288
Tender Option Bond Trust Receipts (Series 2018-XF0610), (Massachusetts Transportation Fund, Revenue Bonds (Rail Enhancement & Accelerated Bridge Programs)) Non-recourse, Underlying Coupon Rate (%) 5.00	15.31	6/1/2047	5,250,000	[b,c,d]	6,255,278
				38,035,174
Michigan - 6.1%
Detroit Water Supply System, Revenue Bonds, Ser. A	5.00	7/1/2036	3,290,000		3,448,315
Detroit Water Supply System, Revenue Bonds, Ser. A	5.00	7/1/2031	3,780,000		3,972,629
Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2036	2,000,000		2,343,960

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.9% (continued)
Michigan - 6.1% (continued)
Michigan Building Authority, Revenue Bonds, Refunding (State of Michigan)	4.00	4/15/2054	2,500,000		2,749,500
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	1,000,000		1,131,580
Michigan Strategic Fund, Revenue Bonds (AMT-I-75 Improvement Project)	5.00	6/30/2048	5,000,000		5,854,850
Michigan Strategic Fund, Revenue Bonds, Refunding (Genesee Power Station Project)	7.50	1/1/2021	1,395,000		1,393,591
Tender Option Bond Trust Receipts (Series 2019-XF2837), (Michigan State Finance Authority, Revenue Bonds (Henry Ford Health System)) Recourse, Underlying Coupon Rate (%) 4.00	10.99	11/15/2050	3,900,000	[b,c,d]	4,263,500
				25,157,925
Minnesota - 1.1%
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	4,000,000		4,700,960
Missouri - 2.3%
Missouri Health & Educational Facilities Authority, Revenue Bonds (Lutheran Senior Services Obligated Group Projects) Ser. B	2.88	2/1/2022	1,365,000		1,370,405
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (Lutheran Senior Services Obligated Group Projects)	5.00	2/1/2046	2,200,000		2,468,532
St. Louis Land Clearance For Redevelopment Authority, Revenue Bonds (National Geospatial-Intelligence Agency Site Improvements Project)	5.13	6/1/2046	4,925,000		5,516,837
				9,355,774
Nevada - 1.3%
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	5,000,000		5,385,700
New Jersey - 4.6%
Essex County Improvement Authority, Revenue Bonds	5.25	7/1/2045	1,000,000	[b]	1,020,430

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.9% (continued)
New Jersey - 4.6% (continued)
New Jersey Economic Development Authority, Revenue Bonds, Refunding (American Water Co. Project) Ser. A	5.70	10/1/2039	3,000,000		3,005,130
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. D	4.00	10/1/2024	2,370,000		2,586,381
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2046	1,365,000		1,548,961
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.25	6/15/2043	1,500,000		1,745,340
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2042	2,025,000		2,340,475
Tender Option Bond Trust Receipts (Series 2018-XF2538), (New Jersey Economic Development Authority, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.25	15.55	6/15/2040	4,250,000	[b,c,d]	4,787,367
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2046	1,670,000		1,846,385
				18,880,469
New Mexico - 1.2%
Farmington, Revenue Bonds, Refunding (Public Service Company of New Mexico San Juan Project) Ser. D	5.90	6/1/2040	5,000,000		5,110,050
New York - 13.8%
New York City, GO (LOC; Mizuho Bank, Ltd.) Ser. G6	1.15	4/1/2042	3,000,000	[c]	3,000,000
New York City Educational Construction Fund, Revenue Bonds, Ser. A	6.50	4/1/2028	2,785,000		2,976,385
New York Convention Center Development Corp., Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	0.00	11/15/2049	5,600,000	[f]	2,269,344
New York Counties Tobacco Trust V, Revenue Bonds, Ser. S2	0.00	6/1/2050	27,625,000	[f]	4,226,625
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	3,400,000	[b]	3,756,694
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2046	3,000,000		3,313,440

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.9% (continued)
New York - 13.8% (continued)
New York Transportation Development Corp., Revenue Bonds, Refunding (American Airlines)	5.00	8/1/2026	500,000		524,425
Niagara Area Development Corp., Revenue Bonds, Refunding (Convanta Holding Project) Ser. A	4.75	11/1/2042	1,000,000	[b]	1,056,490
Port Authority of New York & New Jersey, Revenue Bonds (JFK International Air Terminal LLC Project)	6.00	12/1/2036	4,710,000		4,937,446
Tender Option Bond Trust Receipts (Series 2016-XM0370), (New York City Transitional Finance Authority, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.25	16.02	11/1/2025	5,000,000	[b,c,d]	5,186,075
Tender Option Bond Trust Receipts (Series 2016-XM0436), (New York City Municipal Water Finance Authority, Revenue Bonds, Refunding) Recourse, Underlying Coupon Rate (%) 5.00	15.05	6/15/2044	12,600,000	[b,c,d]	13,421,016
Tender Option Bond Trust Receipts (Series 2016-XM0438), (New York City Transitional Finance Authority, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.50	17.01	11/1/2027	5,000,000	[b,c,d]	5,196,575
Tender Option Bond Trust Receipts (Series 2019-XM0771), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)) Non-recourse, Underlying Coupon Rate (%) 4.00	11.27	11/15/2048	6,100,000	[b,c,d]	6,836,649
				56,701,164
North Carolina - 2.9%
North Carolina Turnpike Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	4.00	1/1/2055	1,500,000		1,649,640

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.9% (continued)
North Carolina - 2.9% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0444), (North Carolina Medical Care Commission, Revenue Bonds (Duke University Health System)) Recourse, Underlying Coupon Rate (%) 5.00	18.25	6/1/2042	10,000,000	[b,c,d]	10,181,460
				11,831,100
Ohio - 4.2%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Ser. A2	5.88	6/1/2030	2,000,000		2,010,020
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Ser. A2	6.50	6/1/2047	9,085,000		9,261,340
Butler County, Revenue Bonds	5.50	11/1/2020	960,000	[e]	997,997
Butler County, Revenue Bonds, Refunding	5.50	11/1/2020	2,040,000	[e]	2,120,743
Centerville, Revenue Bonds, Refunding (Graceworks Lutheran Services)	5.25	11/1/2047	1,500,000		1,640,925
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.00	2/15/2057	1,000,000		1,108,000
				17,139,025
Pennsylvania - 4.8%
Allentown School District, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	2/1/2031	1,510,000		1,882,623
Crawford County Hospital Authority, Revenue Bonds, Refunding (Meadville Medical Center Obligated Group Project) Ser. A	6.00	6/1/2046	1,000,000		1,142,600
Franklin County Industrial Development Authority, Revenue Bonds (Menno-Haven Project)	5.00	12/1/2054	1,000,000		1,084,910
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Sciences)	5.00	11/1/2033	2,805,000		3,139,665
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 114A	3.35	10/1/2026	2,000,000		2,046,180
Philadelphia, GO, Refunding	6.50	8/1/2020	4,700,000	[e]	4,864,406

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.9% (continued)
Pennsylvania - 4.8% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0373), (Geisinger Authority, Revenue Bonds (Geisinger Health System)) Non-recourse, Underlying Coupon Rate (%) 5.13	15.52	6/1/2041	3,000,000	[b,c,d]	3,147,000
The School District of Philadelphia, GO (Insured; State Aid Withholding) Ser. A	4.00	9/1/2039	2,000,000		2,204,560
				19,511,944
South Carolina - 2.8%
Tender Option Bond Trust Receipts (Series 2016-XM0384), (South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper)) Non-recourse, Underlying Coupon Rate (%) 5.13	11.73	12/1/2043	10,200,000	[b,c,d]	11,330,024
Tennessee - .8%
Tender Option Bond Trust Receipts (Series 2016-XM0388), (Metropolitan Government of Nashville & Davidson County, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	14.74	7/1/2040	3,000,000	[b,c,d]	3,335,145
Texas - 12.9%
Central Texas Regional Mobility Authority, Revenue Bonds	5.00	1/1/2048	2,500,000		2,948,275
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	1/1/2045	1,500,000		1,707,855
Clifton Higher Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	4.50	12/1/2044	2,500,000		2,614,375
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. A	5.75	8/15/2045	2,500,000		2,740,875
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. D	6.13	8/15/2048	3,000,000		3,354,240
Harris County-Houston Sports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	11/15/2051	7,500,000	[f]	2,031,375
Love Field Airport Modernization Corp., Revenue Bonds (Southwest Airlines Company Project)	5.00	11/1/2028	1,000,000		1,084,910
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds (Buckingham Senior Living Community Project)	5.50	11/15/2045	3,000,000	[g]	2,100,000

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.9% (continued)
Texas - 12.9% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0377), (San Antonio, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	15.01	2/1/2043	12,450,000	[b,c,d]	13,833,091
Tender Option Bond Trust Receipts (Series 2016-XM0443), (Texas A&M University System Board of Regents, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	18.37	5/15/2039	13,157,245	[b,c,d]	13,384,267
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	6,150,000		7,151,404
				52,950,667
U.S. Related - 1.2%
Puerto Rico, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2035	2,500,000		2,618,875
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. CC	5.25	7/1/2034	2,000,000		2,255,440
				4,874,315
Utah - .6%
Utah Infrastructure Agency, Revenue Bonds, Refunding, Ser. A	5.00	10/15/2040	2,000,000		2,248,600
Virginia - 5.5%
Chesterfield County Economic Development Authority, Revenue Bonds, Refunding (Brandermill Woods Project)	5.13	1/1/2043	700,000		718,200
Henrico County Economic Development Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) (Escrowed To Maturity)	8.52	8/23/2027	5,100,000	[c]	6,912,897
Tender Option Bond Trust Receipts (Series 2018-XM0593), (Hampton Roads Transportation Accountability Commission, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.50	17.35	7/1/2057	7,500,000	[b,c,d]	9,264,300
Virginia College Building Authority, Revenue Bonds (Green Bond) (Marymount University Project)	5.00	7/1/2045	1,000,000	[b]	1,069,630

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.9% (continued)
Virginia - 5.5% (continued)
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2049	4,100,000		4,693,557
				22,658,584
Washington - 6.3%
King County School District No. 210, GO (Insured; School Bond Guaranty)	4.00	12/1/2034	2,000,000		2,273,520
Port of Seattle, Revenue Bonds	4.00	4/1/2044	1,000,000		1,099,410
Tender Option Bond Trust Receipts (Series 2017-XF2423), (King County, Server Revenue Bonds, Refunding) Recourse, Underlying Coupon Rate (%) 5.00	15.10	1/1/2029	8,575,000	[b,c,d]	8,926,523
Tender Option Bond Trust Receipts (Series 2018-XM0680), (Washington Convention Center Public Facilities District, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	8.03	7/1/2058	10,000,000	[b,c,d]	11,786,300
Washington State Housing Finance Commission, Revenue Bonds (Transforming Age Project) Ser. A	5.00	1/1/2055	1,465,000	[b]	1,589,071
				25,674,824
Wisconsin - 2.3%
Public Finance Authority, Revenue Bonds (CHF - Wilmington LLC) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/2058	3,665,000		4,238,096
Public Finance Authority, Revenue Bonds (Denver International Airport Great Hall Project)	5.00	9/30/2049	2,000,000		2,001,220
Public Finance Authority, Revenue Bonds (Gannon University Project)	5.00	5/1/2042	750,000		840,165
Public Finance Authority, Revenue Bonds, Refunding (Mary's Woods At Marylhurst Project)	5.25	5/15/2042	750,000	[b]	839,340
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Camillus Health System Obligated Group)	5.00	11/1/2054	1,250,000		1,339,775
				9,258,596
Total Long-Term Municipal Investments (cost $590,398,205)			630,750,016

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)	Value ($)
Short-Term Investments - .1%
U.S. Government Securities
U.S. Treasury Bills (cost $477,258)	1.53	4/16/2020	480,000	[h,i] 477,201
Total Investments (cost $594,818,527)			155.0%	635,326,776
Liabilities, Less Cash and Receivables			(43.0%)	(176,054,770)
Preferred Stock, at redemption value			(12.0%)	(49,300,000)
Net Assets Applicable to Common Shareholders			100.0%	409,972,006

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2019, these securities were valued at $291,075,124 or 71.0% of net assets.

c The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

e These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

f Security issued with a zero coupon. Income is recognized through the accretion of discount.

g Non-income producing—security in default.

h Held by a counterparty for open exchange traded derivative contracts.

i Security is a discount security. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
General	25.2
Education	24.5
Medical	16.4
Water	16.0
Transportation	12.4
Nursing Homes	9.7
Prerefunded	8.7
General Obligation	8.5
Airport	7.6
Development	5.5
Power	4.6
Tobacco Settlement	4.5
Utilities	3.4
School District	2.2
Pollution	1.8
Single Family Housing	1.7
Housing	1.2
Multifamily Housing	1.0
Government	.1
155.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF FUTURES

November 30, 2019

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Short
U.S. Treasury Ultra Long Bond	87	3/20/2020	16,415,029	16,331,531	83,498
Gross Unrealized Appreciation				83,498

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
EURIBOR	Euro Interbank Offered Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LIBOR	London Interbank Offered Rate	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	NAN	Note Anticipation Notes
MERLOTS	Municipal Exempt Receipts Liquidity Option Tender	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RIB	Residual Interest Bonds	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFRRATE	Secured Overnight Financing Rate
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	594,818,527	635,326,776
Cash		283,753
Interest receivable		8,813,242
Receivable for futures variation margin—Note 3		35,344
Cash collateral held by broker—Note 3		331
Prepaid expenses		12,661
		644,472,107
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		251,822
Payable for floating rate notes issued—Note 3		182,074,416
Payable for investment securities purchased		1,633,245
Interest and expense payable related to floating rate notes issued—Note 3		1,079,107
Commissions payable—Note 1		36,616
Directors’ fees and expenses payable		12,086
Dividends payable to Preferred Shareholders		10,276
Other accrued expenses		102,533
		185,200,101
Auction Preferred Stock, Series A, B and C, par value $.001 per share (1,972 shares issued and outstanding at $25,000 per share liquidation value)—Note 1		49,300,000
Net Assets Applicable to Common Shareholders ($)		409,972,006
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (49,411,062 shares issued and outstanding)		49,411
Paid-in capital		370,292,186
Total distributable earnings (loss)		39,630,409
Net Assets Applicable to Common Shareholders ($)		409,972,006

Shares Outstanding
(110 million shares of $.001 par value Common Stock authorized)	49,411,062
Net Asset Value Per Share of Common Stock ($)	8.30

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended November 30, 2019

Investment Income ($):
Interest Income	27,465,879
Expenses:
Investment advisory fee—Note 2(a)	2,265,662
Interest and expense related to floating rate notes issued—Note 3	3,641,660
Administration fee—Note 2(a)	1,132,831
Commission fees—Note 1	125,646
Professional fees	106,606
Directors’ fees and expenses—Note 2(c)	87,476
Registration fees	56,394
Shareholders’ reports	34,655
Shareholder servicing costs	13,619
Custodian fees—Note 2(b)	5,488
Miscellaneous	39,647
Total Expenses	7,509,684
Less—reduction in expenses due to undertaking—Note 2(a)	(453,130)
Net Expenses	7,056,554
Investment Income—Net	20,409,325
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(57,072)
Net realized gain (loss) on futures	64,000
Net Realized Gain (Loss)	6,928
Net change in unrealized appreciation (depreciation) on investments	20,782,408
Net change in unrealized appreciation (depreciation) on futures	83,498
Net Change in Unrealized Appreciation (Depreciation)	20,865,906
Net Realized and Unrealized Gain (Loss) on Investments	20,872,834
Dividends to Preferred Shareholders	(1,268,558)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	40,013,601

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended November 30, 2019

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(188,889,662)
Proceeds from sales of portfolio securities	184,307,063
Net purchase (sales) of short-term securities	(15,694,959)
Dividends paid to Preferred Shareholders	(1,271,347)
Interest received	49,665,403
Paid to BNY Mellon Investment Adviser, Inc.	(2,931,811)
Operating expenses paid	(567,410)
Net Realized and Unrealized Gain (Loss) on futures†	112,154
Net Cash Provided by Operating Activities		24,729,431
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(20,391,521)
Interest and expense related to floating
rate notes issued paid	(4,569,608)
Net Cash Provided (or Used) in Financing Activities		(24,961,129)
Net Increase (Decrease) in cash		(231,698)
Cash at beginning of period		515,782
Cash at end of period††		284,084
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		40,013,601
Adjustments to reconcile net increase in net assets
applicable to Common Shareholder resulting from
operations to net cash provided by operating activities ($):
Increase in investments in securities at cost		(17,987,944)
Decrease in interest receivable		1,210,476
Decrease in prepaid expenses		8,121
Increase in Due to BNY Mellon Investment Adviser, Inc. and affiliates		13,552
Decrease in payable for investment securities purchased		(949,655)
Net change in unrealized appreciation (depreciation) on futures†		48,154
Increase in payable for floating rate notes issued		19,717,701
Interest and expense related to floating rate notes issued		3,641,660
Decrease in dividends payable to Preferred Shareholders		(2,789)
Increase in Directors fees and expense payable		5,291
Decrease in commissions payable and other accrued expenses		(111,291)
Net change in unrealized (appreciation) depreciation on investments		(20,865,906)
Net amortization of premiums on investments		(11,540)
Net Cash Provided by Operating Activities		24,729,431
Supplemental Disclosure Cash Flow Information ($):
Non-cash financing activities:
Reinvestment of dividends		347,279

† Includes change in variation margin from begining of period.
†† Includes deposits held as collateral by broker.
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2019	2018
Operations ($):
Investment income—net	20,409,325	23,227,071
Net realized gain (loss) on investments	6,928	2,157,286
Net change in unrealized appreciation (depreciation) on investments	20,865,906	(23,902,914)
Dividends to Preferred Shareholders	(1,268,558)	(1,304,861)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	40,013,601	176,582
Distributions ($):
Distributions to Common Shareholders	(20,738,800)	(21,374,989)
Capital Stock Transactions ($):
Proceeds from Auction Preferred Stock to Common Shareholders	-	2,185,000
Distributions reinvested	347,279	268,131
Increase (Decrease) in Net Assets from Capital Stock Transactions	347,279	2,453,131
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	19,622,080	(18,745,276)
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	390,349,926	409,095,202
End of Period	409,972,006	390,349,926
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	41,603	32,286
Net Increase (Decrease) in Shares Outstanding	41,603	32,286

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	7.91	8.29	8.19	8.59	8.57
Investment Operations:
Investment income—net[a]	.41	.47	.49	.50	.52
Net realized and unrealized gain (loss) on investments	.43	(.43)	.13	(.39)	(.00)[b]
Dividends to Preferred Shareholders from investment income—net	(.03)	(.03)	(.02)	(.01)	(.00)[b]
Total from Investment Operations	.81	.01	.60	.10	.52
Distributions to Common Shareholders:
Dividends from investment income—net	(.42)	(.43)	(.50)	(.50)	(.50)
Net asset value resulting from Auction Preferred Stock tender as a discount	-	.04	-	-	-
Net asset value, end of period	8.30	7.91	8.29	8.19	8.59
Market value, end of period	8.19	7.13	8.40	8.07	7.95
Total Return (%)[c]	21.12	(10.14)	10.46	7.55	7.41

	Year Ended November 30,
	2019	2018	2017	2016	2015
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets applicable to Common Stock[d]	1.86	1.73	1.41	1.24	1.19
Ratio of net expenses to average net assets applicable to Common Stock[d]	1.75	1.62	1.28	1.12	1.07
Ratio of interest and expense related to floating rate notes issued to average net assets applicable to Common Stock[d]	.90	.72	.35	.21	.15
Ratio of net investment income to average net assets applicable to Common Stock[d]	5.05	5.78	5.87	5.67	6.10
Ratio of total expenses to total average net assets	1.66	1.51	1.15	1.02	.98
Ratio of net expenses to total average net assets	1.56	1.41	1.05	.92	.88
Ratio of interest and expense related to floating rate notes issued to total average net assets	.80	.63	.29	.17	.13
Ratio of net investment income to total average net assets	4.50	5.02	4.79	4.66	4.99
Portfolio Turnover Rate	41.28	24.57	11.20	12.90	15.27
Asset Coverage of Preferred Stock, end of period	932	892	540	533	553
Net Assets, applicable to Common Shareholders, end of period ($ x 1,000)	409,972	390,350	409,095	402,531	421,432
Preferred Stock Outstanding, end of period ($ x 1,000)	49,300	49,300	93,000	93,000	93,000
Floating Rate Notes Outstanding, end of period ($ x 1,000)	182,074	162,357	109,669	93,369	98,469

a Based on average common shares outstanding.

b Amount represents less than $.01 per share.

c Calculated based on market value.

d Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Strategic Municipal Bond Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified closed-end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DSM.

Effective June 3, 2019, the fund changed its name from Dreyfus Strategic Municipal Bond Fund, Inc. to BNY Mellon Strategic Municipal Bond Fund, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”

The fund has outstanding 698 Series A shares, 662 Series B shares and 612 Series C shares, Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as the Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of APS at liquidation value. Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of APS, voting as a separate class, have the right to elect at least two directors. The holders of APS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Joni Evans and Robin A. Melvin as director to be elected by the holders of APS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2019 in valuing the fund’s investments:

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:†
Collateralized Municipal-Backed Securities	-	4,099,559	-	4,009,559
Municipal Securities	-	630,750,016	-	630,750,016
U.S. Treasury Securities	-	477,201	-	477,201
Other Financial Instruments:
Futures††	83,498	-	-	83,498
Liabilities ($)
Floating Rate Notes†††	-	(182,074,416)	-	(182,074,416)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount of shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

††† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends and distributions to Common shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

NOTES TO FINANCIAL STATEMENTS (continued)

Common shareholders will have their distributions reinvested in additional shares of the fund, unless such Common shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On November 26, 2019, the Board declared a cash dividend of $.030 per share from investment income-net, payable on December 31, 2019 to Common shareholders of record as of the close of business on December 13, 2019. The ex-dividend date was December 12, 2019. The $.030 per share investment income dividend represents a decrease of $.005 from the previously declared monthly net investment income dividend of $.035 per share.

(d) Dividends and distributions to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of November 30, 2019, for each Series of APS were as follows: Series A-1.763%, Series B-1.763% and Series C-1.763%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended November 30, 2019 for each Series of APS were as follows: Series A-2.575%, Series B-2.575% and Series C-2.569%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $1,367,011,

accumulated capital losses $636,234 and unrealized appreciation $40,961,864.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2019. The fund has $636,234 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2019 and November 30, 2018 were as follows: tax-exempt income $22,007,358 and $22,441,441, and ordinary income $0 and $238,409, respectively.

During the period ended November 30, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment for capital loss carryover expiration, the fund increased total distributable earnings (loss) by $21,871,958 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended November 30, 2019.

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .50% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly. The fund also has an administration agreement with the

NOTES TO FINANCIAL STATEMENTS (continued)

Adviser and a custody agreement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser. The fund pays in the aggregate for administration, custody and transfer agency services, a monthly fee based on an annual rate of .25% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS. All out-of-pocket transfer agency and custody expenses, including custody transaction expenses, are paid separately by the fund.

The Adviser has currently undertaken, from December 1, 2018 through May 1, 2020, to waive receipt of a portion of the fund’s investment advisory fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding). The reduction in expenses, pursuant to the undertaking, amounted to $453,130 during the period ended November 30, 2019.

(b) The fund compensates the Custodian under a custody agreement for providing custodial services for the fund. These fees are determined based on transaction activity. During the period ended November 30, 2019, the fund was charged $5,488 for out-of-pocket and custody transaction expenses, pursuant to the custody agreement.

The fund has an arrangement with the Custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

During the period ended November 30, 2019, the fund was charged $6,996 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $188,282, Administration fees of $94,141, Custodian fees of $5,707 and Chief Compliance Officer fees of $1,305, which are offset against an expense reimbursement currently in effect in the amount of $37,613.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and futures, during the period ended November 30, 2019, amounted to $187,838,493 and $184,328,581, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended November 30, 2019 was approximately

NOTES TO FINANCIAL STATEMENTS (continued)

$165,683,337, with a related weighted average annualized interest rate of 2.20%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended November 30, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. At November 30, 2019, there were no futures outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2019:

Average Market Value ($)
Interest rate futures	7,134,692

At November 30, 2019, the cost of investments for federal income tax purposes was $412,290,496; accordingly, accumulated net unrealized appreciation on investments was $40,961,864, consisting of $42,827,526 gross unrealized appreciation and $1,865,662 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Strategic Municipal Bond Fund, Inc. (formerly, Dreyfus Strategic Municipal Bond Fund, Inc.)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Strategic Municipal Bond Fund, Inc. (the “Fund”) (formerly, Dreyfus Strategic Municipal Bond Fund, Inc.), including the statements of investments and futures, as of November 30, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
January 28, 2020

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

Under the fund’s Dividend Reinvestment Plan (the “Plan”), a Common Shareholder who has fund shares registered in his or her name will have all dividends and distributions reinvested automatically by Computershare Trust Company, N.A., as Plan administrator (the “Administrator”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Administrator, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his or her broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his or her broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his or her name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York Mellon, c/o Computershare Inc., P.O. Box 30170, College Station, TX 77842-3170, should include the Common Shareholder’s name and address as they appear on the Administrator’s records and will be effective only if received more than fifteen days prior to the record date for any distribution.

The Administrator maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Administrator in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Administrator’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Administrator’s open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Administrator on at least 90 days’ written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund issues APS and floating rate certificate securities, which pay dividends or interest at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order for either of these forms of leverage to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on APS dividends or floating rate certificate securities, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

During the period ended November 30, 2019, there were (i) no material changes in the fund’s investment objectives or fundamental investment policies, and (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no change in the persons primarily responsible for the day-to day management of the fund’s portfolio.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended November 30, 2019 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2019 calendar year on Form 1099-DIV, which will be mailed in early 2020.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 5, 2019, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the fund with investment advisory services and administrative services (together, the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. Representatives of the Adviser stated that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of leveraged closed-end general and insured municipal debt funds (the “Performance Group”) and with a broader group of funds consisting of all leveraged closed-end general and insured municipal debt funds (the “Performance Universe”), all for various periods ended September 30, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all leveraged closed-end general and insured municipal debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

policies and the extent and manner in which leverage is employed that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance on a net asset value basis was below the Performance Group and Performance Universe medians for the various periods, except for the four-year period when performance was at the Performance Group and Performance Universe medians and the five-year period when performance was at the Performance Universe median. The Board also considered that the fund’s total return performance on a market price basis was above the Performance Group and Performance Universe medians for all periods, and was in the first quartile for the one-year period. The Board also considered that the fund’s yield performance on a net asset value basis was at or above the Performance Group medians for eight of the ten one-year periods ended September 30th and above the Performance Universe median for all ten one-year periods; and on a market price basis the fund’s yield performance was at or above the Performance Group medians for six of the ten one-year periods ended September 30th and above the Performance Universe medians for eight of the ten one-year periods. The Adviser also provided a comparison of the fund’s calendar year total returns (on a net asset basis) to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown.

The Board reviewed and considered the contractual management fee rate (which included the advisory and administration fees combined) payable by the fund to the Adviser in light of the nature, extent and quality of the advisory and administration services provided by the Adviser. In addition, the Board also reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser.

The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that, based on common assets alone, the fund’s contractual management fee was higher than the Expense Group median and the fund’s actual management fee and total expenses were lower than the Expense Group and Expense Universe medians. The Board also considered that, based on common and leveraged assets together, the fund’s actual management fee and total expenses were higher than the Expense Group and Expense Universe medians. Representatives of the Adviser stated that the Adviser has agreed to extend its agreement to waive receipt of a portion of the fund’s investment advisory fee, in the amount of .10% of the value of the fund’s average weekly net assets (including the net assets representing auction preferred stock outstanding), through May 31, 2020.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the fee waiver arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent, and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by the Adviser in managing the fund’s assets. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

• The Board concluded that the nature, extent, and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Investment Advisory Agreement and Administration Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1995)

Current term expires in 2021.

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Joni Evans (77)

Board Member (2006)

Current term expires in 2021.

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-Present)

• Principal, Joni Evans Ltd. (publishing) (2006-Present)

No. of Portfolios for which Board Member Serves: 20

———————

Joan Gulley (72)

Board Member (2017)

Current term expires in 2020.

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 50

———————

Ehud Houminer (79)

Board Member (1994)

Current term expires in 2022.

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-Present)

Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 50

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Alan H. Howard (60)

Board Member (2018)

Current term expires in 2022.

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – Present)

• President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board Member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019); Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – 2019)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2013 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 20

———————

Robin A. Melvin (56)

Board Member (1995)

Current term expires in 2022.

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present; Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Burton N. Wallack (69)

Board Member (2006)

Current term expires in 2020.

Principal Occupation During Past 5 Years:

President and Co-owner of Wallack Management Company, a real estate management company (1987-Present)

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 20

———————

Benaree Pratt Wiley (73)

Board Member (1998)

Current term expires in 2020.

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-Present)

No. of Portfolios for which Board Member Serves: 76

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (78)

Board Member (2006)

Current term expires in 2019.

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1989-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286.

William Hodding Carter III, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. He is 61 years old and has been an employee of Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. He is 48 years old and has been an employee of Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. He is 53 years old and has been an employee of Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. She is 32 years old and has been an employee of Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. She is 29 years old and has been an employee of Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. She is 44 years old and has been an employee of Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. He is 54 years old and has been an employee of Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. He is 51 years old and has been an employee of Adviser since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. She is 34 years old and has been an employee of Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. He is 51 years old and has been an employee of Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. He is 55 years old and has been an employee of Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. He is 52 years old and has been an employee of Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. He is 52 years old and has been an employee of Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

OFFICERS AND DIRECTORS
BNY Mellon Strategic Municipal Bond Fund, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Gordon J. Davis†	Robert Salviolo
Joni Evans††	Robert Svagna
Joan Gulley	Chief Compliance Officer
Ehud Houminer	Joseph W. Connolly
Alan H. Howard	Portfolio Managers
Robin A. Melvin ††	Daniel A. Rabasco
Burton N. Wallack	Jeffrey B. Burger
Benaree Pratt Wiley
† Interested Board Member
†† Elected by APS Holders	Investment Adviser and Administrator
Officers	BNY Mellon Investment Adviser, Inc.
President	Custodian
Renee Laroche-Morris	The Bank of New York Mellon
Chief Legal Officer	Counsel
Bennett A. MacDougall	Proskauer Rose LLP
Vice President and Secretary	Transfer Agent,
James Bitetto	Dividend -Paying Agent
Vice President and Secretaries	Disbursing Agent and Registrar
Sonalee Cross	Computershare Inc.
Deirdre Cunnane	(Common Stock)
Sarah S. Kelleher	Deutsche Bank Trust Company America
Jeff Prusnofsky	(Auction Preferred Stock)
Peter M. Sullivan	Auction Agent
Natalya Zelensky	Deutsche Bank Trust Company America
Vice President	(Auction Preferred Stock)
David DiPetrillo	Stock Exchange Listing
Treasurer	NYSE Symbol: DSM
James Windels	Initial SEC Effective Date
Assistant Treasurers	11/22/89
Gavin C. Reilly
Robert S. Robol

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; and The Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its Common Stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Strategic Municipal Bond Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser and Administrator

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	DSM

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0852AR1119

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,997 in 2018 and $38,144 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $32,671 in 2018 and $33,088 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,860 in 2018 and $3,653 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2018 and $0 in 2019. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $673,321 in 2018 and $700,014 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, consisting of all of the non-interested Board members, who are:   Joseph S. DiMartino,  Joni Evans, Joan Gulley, Ehud Houminer, Alan Howard, Robin A. Melvin, Burton N. Wallack, and Benaree P. Wiley.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        The board has delegated to BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") the authority to vote proxies of companies held in the fund's portfolio.

Information regarding how the fund's proxies were voted during the most recent 12-month period ended June 30th is available on BNYM Investment Adviser's website, by the following August 31st, at www.bnymellonim.com/us and on the SEC's website at http://www.sec.gov on the fund's Form N-PX.

Proxy Voting By BNYM Investment Adviser

BNYM Investment Adviser, through its participation in The Bank of New York Mellon Corporation's ("BNY Mellon") Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines").  This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNY Mellon and its direct and indirect subsidiaries, including BNYM Investment Adviser ("BNYM") has proxy voting authority).

Securities Out on Loan.  It is BNYM Investment Adviser's policy to seek to vote all proxies for securities held in the funds' portfolios for which BNYM Investment Adviser has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities Out on Loan.  For securities that the fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest.  BNYM Investment Adviser seeks to avoid material conflicts of interest between the fund and fund shareholders, on the one hand, and BNYM Investment Adviser, the Distributor, or any affiliated person of the fund, BNYM Investment Adviser or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies the BNY Mellon Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provide by third party proxy advisory services (including Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC (the "Proxy Advisers")) and without consideration of any client relationship factors.  The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the BNY Mellon Proxy Voting Guidelines.  In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following information is as of November 30, 2019:

Daniel Rabasco and Jeffrey Burger of Mellon Investments Corporation (“Mellon”), an affiliate of BNYM Investment Adviser, are primarily responsible for the day-to-day management of the registrant’s portfolio.

Mr. Burger, a portfolio manager for tax-sensitive strategies at Mellon, has served as a primary portfolio manager of the fund since July 2014.  He has been employed as a portfolio manager and analyst at Mellon since 2006.

Mr. Rabasco, a managing director and the head of municipal bonds at Mellon, has served as a primary portfolio manager of the fund since July 2016.  He has been employed at Mellon since 1998.

(a)(2) Information about the other accounts managed by the fund’s primary portfolio managers is provided below.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Jeffrey Burger	3	$1.5 billion	1	$413 million	455	$2.1 billion
Daniel Rabasco	14	$7.5 billion	0	$0	57	$3.0 billion

None of the funds or accounts are subject to a performance-based advisory fee.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of BNYM Investment Adviser's management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNYM Investment Adviser may be perceived as causing accounts it manages to participate in an offering to increase BNYM Investment Adviser's overall allocation of securities in that offering, or to increase BNYM Investment Adviser's ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNYM Investment Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of BNYM Investment Adviser.   BNYM Investment Adviser periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, BNYM Investment Adviser could be viewed as having a conflict of interest to the extent that BNYM Investment Adviser or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

BNYM Investment Adviser's goal is to provide high quality investment services to all of its clients, while meeting BNYM Investment Adviser's fiduciary obligation to treat all clients fairly.  BNYM Investment Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, BNYM Investment Adviser monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics.  Furthermore, senior investment and business personnel at BNYM Investment Adviser periodically review the performance of BNYM Investment Adviser's portfolio managers.

(a)(3) Portfolio Manager Compensation.  The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).  Funding for the Mellon Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Mellon's overall performance as opposed to the performance of a single product or group.  All investment professionals are eligible to receive incentive awards.  Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Mellon products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods.  Also considered in determining individual awards are team participation and general contributions to Mellon.  Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

(a)(4) The dollar range of Fund shares beneficially owned by the primary portfolio manager is as follows as of the end of the Fund's fiscal year:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Daniel Rabasco	BNY Mellon Strategic Municipal Bond Fund, Inc.	None
Jeffrey Burger	BNY Mellon Strategic Municipal Bond Fund, Inc.	None

(b)        Not applicable

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        None.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The fund did not participate in a securities lending program during this period.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Municipal Bond Fund, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    January 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    January 27, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    January 24, 2020

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)